                                                                    EXHIBIT 99.1

[SCS TRANSPORTATION, INC. LOGO]

               SCS TRANSPORTATION, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                        (AMOUNTS IN THOUSANDS)
                              (UNAUDITED)

                                                SEPTEMBER 30   JUNE 30     MARCH 31  DECEMBER 31 SEPTEMBER 30  JUNE 30    MARCH 31
                                                    2002        2002        2002        2001        2001         2001        2001
ASSETS

CURRENT ASSETS:
      Cash                                       $   2,383    $   2,711   $   2,137   $   1,480   $   3,364   $   3,916   $   3,572
      Accounts receivable                           99,233       93,510      89,502      83,387     100,059      95,543      98,136
      Prepaid expenses and other                    35,558       33,548      35,328      28,589      25,397      25,508      28,492
                                                 ---------    ---------   ---------   ---------   ---------   ---------   ---------
           Total current assets                    137,174      129,769     126,967     113,456     128,820     124,967     130,200

PROPERTY AND EQUIPMENT:
      Cost                                         491,200      476,599     475,376     477,108     472,535     470,289     467,182
      Less: Accumulated depreciation               194,515      186,039     179,765     171,067     161,927     152,727     143,340
                                                 ---------    ---------   ---------   ---------   ---------   ---------   ---------
           Net property and equipment              296,685      290,560     295,611     306,041     310,608     317,562     323,842

GOODWILL AND OTHER ASSETS                           19,449       17,329      17,453      92,449      92,869      93,618      98,945
                                                 ---------    ---------   ---------   ---------   ---------   ---------   ---------
           Total assets                          $ 453,308    $ 437,658   $ 440,031   $ 511,946   $ 532,297   $ 536,147   $ 552,987
                                                 =========    =========   =========   =========   =========   =========   =========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
      Accounts payable and checks outstanding    $  23,584    $  30,726   $  28,016   $  30,815   $  33,574   $  33,431   $  31,329
      Wages and employees' benefits                 31,448       30,002      25,531      26,816      28,515      28,114      25,384
      Other current liabilities                     31,067       30,545      30,280      28,036      26,945      21,848      27,522
      Current maturities of long-term debt             -            364       5,888       6,489       1,705       1,775       1,764
                                                 ---------    ---------   ---------   ---------   ---------   ---------   ---------
           Total current liabilities                86,099       91,637      89,715      92,156      90,739      85,168      85,999

OTHER LIABILITIES:
      Long-term debt                               127,100       32,461      32,529      32,346      21,339      21,708      22,152
      Notes to former Parent                           -         85,910      93,637      90,157     155,707     165,582     180,597
      Deferred income taxes                         54,590       58,163      58,836      58,949      54,585      55,739      57,230
      Claims, insurance and other                   14,751        9,764       8,765       8,689       6,629       6,346       6,240
                                                 ---------    ---------   ---------   ---------   ---------   ---------   ---------
           Total other liabilities                 196,441      186,298     193,767     190,141     238,260     249,375     266,219

SHAREHOLDERS' EQUITY:
      Common stock                                      15          -           -           -           -           -           -
      Additional paid-in capital                   200,133          -           -           -           -           -           -
      Retained earnings (deficit)                  (29,380)         -           -           -           -           -           -
      Parent company equity                            -        159,723     156,549     229,649     203,298     201,604     200,769
                                                 ---------    ---------   ---------   ---------   ---------   ---------   ---------
           Total shareholders' equity              170,768      159,723     156,549     229,649     203,298     201,604     200,769
                                                 ---------    ---------   ---------   ---------   ---------   ---------   ---------
           Total liabilities and shareholders'
             equity                              $ 453,308    $ 437,658   $ 440,031   $ 511,946   $ 532,297   $ 536,147   $ 552,987
                                                 =========    =========   =========   =========   =========   =========   =========

[SCS TRANSPORTATION, INC. LOGO]

                    SCS TRANSPORTATION, INC. AND SUBSIDIARIES
             CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                             FOR THE QUARTERS ENDED
                             (AMOUNTS IN THOUSANDS)
                                   (UNAUDITED)

                                               SEPTEMBER 30   JUNE 30     MARCH 31  DECEMBER 31  SEPTEMBER 30   JUNE 30    MARCH 31
                                                   2002        2002         2002       2001          2001        2001        2001

OPERATING REVENUE                               $ 201,155   $ 196,487    $ 183,538   $ 184,818    $ 195,152   $ 195,635   $ 195,977

OPERATING EXPENSES:
      Salaries, wages and employees' benefits     112,604     111,810      106,101     104,235      110,325     111,345     109,890
      Operating expenses and supplies              34,792      32,200       30,390      31,164       34,971      35,825      39,164
      Operating taxes and licenses                  7,778       7,819        7,668       7,821        7,714       7,838       8,148
      Claims and insurance                          5,439       6,458        5,305       5,082        5,421       4,678       5,070
      Depreciation and amortization                11,359      11,106       11,251      12,392       12,194      12,241      12,339
      Purchased transportation                     20,854      20,334       17,673      18,333       19,206      17,496      16,269
      Operating (gains) and losses                    233          (3)         265         427         (240)       (194)        (20)
      Integration charges                              -           -            -           -            -        1,320       5,385
                                                ---------   ---------    ---------   ---------    ---------   ---------   ---------
           Total operating expenses               193,059     189,724      178,653     179,454      189,591     190,549     196,245

INCOME FROM OPERATIONS                              8,096       6,763        4,885       5,364        5,561       5,086        (268)

NONOPERATING (INCOME) EXPENSE:
      Interest expense                              1,201       1,319        1,393       1,860        2,413       3,149       3,520
      Interest income and other                        77          91          (15)        (86)          91         (25)         17
                                                ---------   ---------    ---------   ---------    ---------   ---------   ---------
           Total nonoperating expenses, net         1,278       1,410        1,378       1,774        2,504       3,124       3,537

INCOME (LOSS) BEFORE INCOME TAXES                   6,818       5,353        3,507       3,590        3,057       1,962      (3,805)
INCOME TAX PROVISION                                2,813       2,259        1,580       1,787        1,634       1,400        (788)
                                                ---------   ---------    ---------   ---------    ---------   ---------   ---------
NET INCOME BEFORE CUMULATIVE EFFECT                 4,005       3,094        1,927       1,803        1,423         562      (3,017)
CUMULATIVE EFFECT OF GOODWILL IMPAIRMENT               -           -       (75,175)         -            -           -           -
                                                ---------   ---------    ---------   ---------    ---------   ---------   ---------
NET INCOME (LOSS)                               $   4,005   $   3,094    $ (73,248)  $   1,803    $   1,423   $     562   $  (3,017)
                                                =========   =========    =========   =========    =========   =========   =========

Average common shares outstanding - basic
  and diluted*                                     14,565      14,565       14,565      14,565       14,565      14,565      14,565
                                                =========   =========    =========   =========    =========   =========   =========

Basic and diluted earnings (loss) per share:
      Before cumulative effect of accounting
        change                                  $    0.27   $    0.21    $    0.13   $    0.12    $    0.10   $    0.04   $   (0.21)
      Cumulative effect of change in
        accounting for goodwill                        -           -         (5.16)         -            -           -           -
                                                ---------   ---------    ---------   ---------    ---------   ---------   ---------
      Net income (loss)                         $    0.27   $    0.21    $   (5.03)  $    0.12    $    0.10   $    0.04   $   (0.21)
                                                =========   =========    =========   =========    =========   =========   =========

*Represents number of SCS Transportation shares distributed on September 30,
2002

[SCS TRANSPORTATION, INC. LOGO]

                 SCS TRANSPORTATION, INC. AND SUBSIDIARIES
              CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                       YEAR TO DATE FOR PERIOD ENDED
                           (AMOUNTS IN THOUSANDS)
                                   (UNAUDITED)


                                                  SEPTEMBER 30   JUNE 30   MARCH 31  DECEMBER 31  SEPTEMBER 30  JUNE 30    MARCH 31
                                                      2002        2002       2002        2001        2001        2001        2001
OPERATING ACTIVITIES:
               Net cash from (used in) operating
                 activities                         $ 17,232    $ 20,717   $ (1,130)   $ 68,718    $ 39,820    $ 24,533    $  3,980

INVESTING ACTIVITIES:
      Acquisition of property and equipment          (29,359)    (11,349)    (3,039)    (25,161)    (17,748)    (11,048)     (3,623)
      Proceeds from disposal of property and
        equipment                                      4,987       2,120      1,764       5,548       3,688       2,784         392
                                                    --------    --------   --------    --------    --------    --------    --------
               Net cash used in investing
                 activities                          (24,372)     (9,229)    (1,275)    (19,613)    (14,060)     (8,264)     (3,231)

FINANCING ACTIVITIES:
      Net borrowing (repayment) of long-term debt     88,264      (6,060)      (418)     (1,817)     (1,298)       (859)       (426)
      Equity contribution from the Parent                -           -          -         1,087         815         543         272
      Net change in Notes to former Parent           (80,221)     (4,197)     3,480     (51,817)    (26,835)    (16,959)     (1,945)
                                                    --------    --------   --------    --------    --------    --------    --------
               Net cash from (used in) financing
                 activities                            8,043     (10,257)     3,062     (52,547)    (27,318)    (17,275)     (2,099)

NET INCREASE (DECREASE) IN CASH                          903       1,231        657      (3,442)     (1,558)     (1,006)     (1,350)
CASH, beginning of period                              1,480       1,480      1,480       4,922       4,922       4,922       4,922
                                                    --------    --------   --------    --------    --------    --------    --------
CASH, end of period                                 $  2,383    $  2,711   $  2,137    $  1,480    $  3,364    $  3,916    $  3,572
                                                    ========    ========   ========    ========    ========    ========    ========